Exhibit 10.1
December 7, 2010
To: «Full_Legal_Name»
We are pleased to notify you that you have been granted the following stock options (the “Options”) under the Rockwell Automation, Inc. 2008 Long-Term Incentives Plan (the “Plan”):

Date of Grant	Type of Grant	Number of Shares	Option Price
12/7/2010	ISO		$
12/7/2010	NQ		$
The Options are granted under and may be exercised only upon the terms and conditions of this Stock Option Agreement, subject in all respects to the provisions of the Plan, as it may be amended. The enclosed Stock Option Terms and Conditions are incorporated in and are part of this Stock Option Agreement. Other terms and conditions are substantially the same as any options previously granted.
All option holders must activate an account with our stock option administrator, Charles Schwab, in order to exercise their stock options. There is no cost to open or maintain this account. If you already have a Schwab account, you need not open another. Please note that if you fail to activate an account with Schwab, you will experience unnecessary delays in the exercise of your options. If you have questions regarding your account, please call Charles Schwab’s Customer Service Center at (877) 804-3529. You can also find account information at http://scs.schwab.com/rockwell.
In partial consideration for the grant of the Options to you, you undertake and agree by your acceptance of this Stock Option Agreement that
(a)	during your employment with the Corporation or a Subsidiary (as such terms are defined in the Plan) and for two years after the date of your retirement or other termination of such employment, you shall not (i) directly or indirectly, except with the approval of the Corporation, engage or otherwise participate in any business that is competitive with any significant line of business of the Corporation or any of its Subsidiaries (otherwise than through ownership of not more than 5% of the voting securities of any such competitive business); or (ii) solicit or induce, or cause any other person or entity to solicit, any employee of the Corporation or any of its Subsidiaries to leave his or her employment with the Corporation or any of its Subsidiaries to accept employment or other engagement with any other person or entity; and
(b)	in the event that you breach this undertaking, in addition to any and all other remedies the Corporation may have, (i) the Corporation shall have the right to determine by written notice to you that any of the Options then outstanding shall immediately lapse and cease to be exercisable; and (ii) you agree to pay the Corporation upon written demand the amount of the excess of the Fair Market Value (as defined in the Plan) of any shares of Stock (as defined in the Plan) you acquired upon exercise of any of the Options (other than Options exercised more than two years before the date of your retirement or other termination of employment) over the exercise price for such Stock.

If a Change of Control (as defined in the Plan) occurs, however, the foregoing provisions (a) and (b) shall immediately terminate as of, and shall not limit your activities after, the date of such Change of Control.
A copy of the Plan Prospectus is enclosed. You can find a copy of the Plan through the Schwab Equity Award Center® on the Web at http://scs.schwab.com/rockwell. Please carefully read the enclosed documents and retain them for future reference.
The Options will lapse and be of no effect if a copy of this Stock Option Agreement, properly signed by you, is not received by the Compensation Department at the following address on or before January 31, 2011, unless Rockwell Automation (in its sole discretion) elects in writing to extend that date:
Rockwell Automation, Inc.
Mail Stop: W-8S28
Compensation
1201 South Second Street
Milwaukee, WI 53204

Agreed to:	ROCKWELL AUTOMATION, INC.
Date:

By:

Employee Signature	Douglas M. Hagerman
Senior Vice President,
Employee ID:	General Counsel and Secretary

Enclosures

ROCKWELL AUTOMATION, INC.
2008 LONG-TERM INCENTIVES PLAN
STOCK OPTION TERMS AND CONDITIONS
(December 7, 2010)
1.	Definitions
As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:
(a)	Change of Control: Change of Control shall have the same meaning as such term has in the Plan.
(b)	Charles Schwab: Charles Schwab & Co., Inc., the stock option administrator whom Rockwell Automation has engaged to administer and process all Option exercises.
(c)	Corporation: Rockwell Automation and its Subsidiaries (as such term is defined in the Plan).
(d)	Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (877) 804-3529.
(e)	Exercise Request and Attestation Form: Such form as may be accepted by Charles Schwab in connection with the use of already-owned shares to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.
(f)	Notice of Exercise Form: The form attached as Exhibit 1 or any other form accepted by the Secretary of Rockwell Automation in his sole discretion.
(g)	Options: The stock option or stock options listed in the first paragraph of the Stock Option Agreement dated December 7, 2010 to which these Stock Option Terms and Conditions are attached.
(h)	Option Stock: The Stock issuable or transferable on exercise of the Options.
(i)	Plan: Rockwell Automation’s 2008 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.
(j)	Rockwell Automation: Rockwell Automation, Inc., a Delaware corporation, and any successor thereto.
(k)	Stock: Stock shall have the same meaning as such term has in the Plan.
(l)	Stock Option Agreement: These Stock Option Terms and Conditions together with the Stock Option Agreement dated December 7, 2010 to which they are attached.

2.	When Options May be Exercised
The Options may be exercised, in whole or in part (but only for a whole number of shares of Stock) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock granted as nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on December 7, 2011 and ending on December 7, 2020, as to an additional one-third (rounded to the nearest whole number) of the Option Stock granted as NQs and ISOs during the period beginning on December 7, 2012 and ending on December 7, 2020, and as to the balance of the Option Stock granted as NQs and ISOs during the period beginning on December 7, 2013 and ending on December 7, 2020, and only during those periods, provided that:
(a)	if you die while an Employee (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and
(b)	if your employment by the Corporation terminates other than by death, then:
(i)	if your retirement or other termination date is before December 7, 2011, the Options will terminate on your retirement or other termination and may not be exercised at any time;
(ii)	if your employment by the Corporation is terminated for “cause” (as reasonably determined by the Corporation applying the definition in this Agreement), the Options will immediately terminate upon your termination and may not be exercised at any time;
(iii)	if your employment by the Corporation terminates on or after December 7, 2011 by reason of your retirement under a retirement plan of Rockwell Automation, or under a retirement plan of a subsidiary or affiliate of Rockwell Automation, and if you immediately begin either to receive pension payments under any such retirement plan or to receive retiree medical benefits, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; and
(iv)	if your employment by the Corporation terminates on or after December 7, 2011 for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

For purposes of this Section 2, “cause” means any of the following: (i) your commission of an act of theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any documents or records of the Corporation; (ii) your material failure to comply with the Corporation’s code of conduct or other policies; (iii) your breach of any obligation under any agreement between you and the Corporation; (iv) your unauthorized use, misappropriation, destruction or diversion of any asset of the Corporation; (v) any intentional act of yours that is injurious to the Corporation’s reputation, financial condition or business, or which otherwise is injurious to employees, clients, or suppliers of the Corporation; (vi) your repeated failure or inability to perform the duties and/or responsibilities of your position; or (vii) your conviction of, or plea of no contest to, any felony or criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs your ability to perform your duties with the Corporation, as determined by the Corporation.
For purposes of this Section 2, if you receive severance payments in connection with your separation from the Corporation, you will be treated as not having terminated your employment with the Corporation until the last date on which you are entitled to receive severance payments from the Corporation, at which time your employment by the Corporation will be deemed terminated.
In no event will the provisions of the foregoing subparagraphs (a) and (b) extend to a date after December 7, 2020 the period during which the Options may be exercised.
Notwithstanding any other provision of this Agreement, (x) if (A) a Change of Control occurs, (B) all Options that are outstanding are assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation and (C) within two years of such Change of Control your employment is terminated (1) by reason of death or disability, (2) by you for a Change of Control Good Reason (as defined in the Plan) or (3) by the Corporation other than for Cause (as defined in the Plan) or (y) if (A) a Change of Control occurs and (B) all Options that are outstanding are not assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation, all Options then outstanding (and, in the case of clause (x), any substituted awards of options) will immediately become vested and fully exercisable, whether or not then otherwise exercisable in accordance with their terms.
3.	Exercise Procedure
(a)	To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must first obtain authorization from Rockwell Automation’s Office of the Secretary by submitting a Notice of Exercise Form to Rockwell Automation’s Office of the Secretary (Attention: Stock Option Administration; facsimile number (414) 382-4013) or by other means acceptable to the Secretary of Rockwell Automation, and then contact the stock option administrator, Charles Schwab, by using the Customer Service Center as follows:
(i)	contact the Customer Service Center by calling (877) 804-3529, Monday through Friday 9 a.m. to 9 p.m., ET, and follow the instructions provided;
(ii)	the Customer Service Center confirms the Option transaction;
(iii)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made:
•	by check (wire) to your Charles Schwab account; or

•	in already-owned Stock; or
•	in a combination of check (wire) to your Charles Schwab account and Stock; or
•	by authorizing Charles Schwab or a third party approved by Rockwell Automation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Options; and

(iv)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Automation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.
(b)	An exercise of the whole or any part of the Options shall be effective:
(i)	if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Stock entirely by check (wire), upon
(A) completion of your transaction by using the Customer Service Center and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and
(B) receipt of any documents required pursuant to Section 3(a)(iv) herein; and
(ii)	if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Stock in Stock or in a combination of Stock and check, upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price (as described in Section 3(d) herein) and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iv) herein.
(c)	If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:
•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price of such Option Stock; or
•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of such Option Stock.
In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three (3) business days after the exercise has been completed through the Customer Service Center.

(d)	(i)	If you choose (or after your death, the person entitled to exercise the Options chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash representing one share, per grant exercised, to settle the rounding of the exercise costs. To perform such a stock swap transaction or a partial swap transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8884 by 4 PM ET on the date of exercise. Any questions concerning a stock swap transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:
•	at least the number of shares of Stock whose value, based on the Fair Market Value (as defined in the Plan) on the day you have exercised your Options through the Customer Service Center, equals the exercise price for the Option Stock; or
•	any lesser number of shares of Stock you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock to which you are attesting, based on the Fair Market Value on the day you have exercised your Options through the Customer Service Center.
(ii)	If you choose (or after your death, the person entitled to exercise the Options chooses) to use Stock acquired upon exercise of the Options to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must contact the Customer Service Center at (877) 804-3529.
(iii)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued in accordance with Section 4(a)(ii) of the Plan at their Fair Market Value on the date of exercise, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three (3) business days after the exercise has been completed through the Customer Service Center.
(iv)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Automation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

(e)	An exercise completed through the Customer Service Center, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and conclude that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Charles Schwab in full the exercise price for the Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the exercise through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.
(f)	An Exercise Confirmation representing the number of shares of Option Stock purchased will be issued the third business day (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Automation’s or Charles Schwab’s election in their sole discretion, after Rockwell Automation or Charles Schwab has received (x) full payment of the exercise price of the Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.
4.	Transferability
The Options are not transferable by you otherwise than (i) by will or by the laws of descent and distribution, or (ii) in the case of Options not granted as incentive stock options, by gift (A) to any member of your immediate family or (B) to a limited liability corporation or partnership or trust for the benefit of one or more members of your immediate family or (C) to a family charitable trust established by you or a member of your immediate family; provided, however, that no transfer pursuant to this clause (ii) shall be effective unless you have notified the Corporation’s Office of the Secretary (Attention: Stock Option Administration) in writing specifying the Option or Options transferred, the date of the gift and the name, address and social security or other taxpayer identification number of the transferee. During your lifetime, only you are entitled to exercise the Options unless you have transferred any Option in accordance with this paragraph to a member of your immediate family or to a limited liability corporation or partnership or trust for the benefit of one or more members of your immediate family or to a family charitable trust established by you or a member of your immediate family, in which case only that transferee (or the legal representative of the estate or the heirs or legatees of that transferee) shall be entitled to exercise that Option. For purposes of this paragraph, your “immediate family” shall mean your spouse and natural, adopted or step-children and grandchildren.
5.	Withholding
Rockwell Automation, your employer and Charles Schwab shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell Automation or Charles Schwab under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Automation or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three (3) business days after the completion of the Option exercise. If such payment is not made, Rockwell Automation, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) herein with respect to payment of the exercise price.

6.	Headings
The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.
7.	References
All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.
8.	Entire Agreement
This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell Automation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.
9.	Applicable Laws and Regulations
This Stock Option Agreement and Rockwell Automation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations, as well as Rockwell Automation’s insider trading policies.
Exhibit 1 Notice of Exercise Form

NOTICE OF EXERCISE FORM
FOR OFFICERS

To:	Rockwell Automation, Inc. Office of the Secretary 1201 South Second Street E-7F19 Milwaukee, WI 53204 Fax No. (414) 382-8487
1. OPTIONS EXERCISED: Subject to the terms and conditions of the Stock Option Agreement dated December 7, 2010, with Rockwell Automation, Inc. (Rockwell Automation), I hereby exercise the following stock option(s) granted thereunder:

Date of Grant	Number of Shares	Exercise Price	Total Purchase Price
		$	$
		$	$
		$	$
2. PAYMENT: The following must be received by Charles Schwab & Co., Inc. (Charles Schwab) within three business days following the date of exercise:
•	A check payable to the Rockwell Automation Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Automation Employee Stock Option Program in the amount of the Total Purchase Price of the above-itemized stock option(s); or
•	A number of shares of Rockwell Automation Common Stock surrendered or sold to pay the Total Purchase Price of the above-itemized stock option(s); or
•	A combination of (i) a check payable to the Rockwell Automation Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Automation Employee Stock Option Program, and (ii) a number of Shares surrendered or sold; which together amount to the Total Purchase Price of the above-itemized stock option(s).
If full payment of the Total Purchase Price of the stock option(s) listed in Item 1 is not delivered within three (3) business days after the exercise date, Rockwell Automation is authorized forthwith to set off the balance due against any amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.
This Stock Option Exercise may not be revoked or changed after delivery of this form, properly completed, dated and signed, to Rockwell Automation whether or not payment accompanies this form and whether this form is dated before, on or after the date of such receipt.

Signature

Print Name

Date

ROCKWELL AUTOMATION, INC.
2008 LONG-TERM INCENTIVES PLAN
STOCK OPTION TERMS AND CONDITIONS
(December 7, 2010)
10.	Definitions
As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:
(a)	Change of Control: Change of Control shall have the same meaning as such term has in the Plan.
(b)	Charles Schwab: Charles Schwab & Co., Inc., the stock option administrator whom Rockwell Automation has engaged to administer and process all Option exercises.
(c)	Corporation: Rockwell Automation and its Subsidiaries (as such term is defined in the Plan).
(d)	Customer Service Center: Charles Schwab’s Customer Service Center that is used to facilitate Option transactions. Contact Charles Schwab at (877) 804-3529.
(e)	Exercise Request and Attestation Form: Such form as may be accepted by Charles Schwab in connection with the use of already-owned shares to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options.
(f)	Notice of Exercise Form: The form attached as Exhibit 1 or any other form accepted by the Secretary of Rockwell Automation in his sole discretion.
(g)	Options: The stock option or stock options listed in the first paragraph of the Stock Option Agreement dated December 7, 2010 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option Terms and Conditions constitute the Stock Option Agreement.
(h)	Option Stock: The Stock issuable or transferable on exercise of the Options.
(i)	Plan: Rockwell Automation’s 2008 Long-Term Incentives Plan, as such Plan may be amended and in effect at the relevant time.
(j)	Rockwell Automation: Rockwell Automation, Inc., a Delaware corporation, and any successor thereto.
(k)	Stock: Stock shall have the same meaning as such term has in the Plan.
(l)	Stock Option Agreement: These Stock Option Terms and Conditions together with the Stock Option Agreement dated December 7, 2010 to which they are attached.

11.	When Options May be Exercised
The Options may be exercised, in whole or in part (but only for a whole number of shares of Stock) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Stock granted as nonqualified stock options (NQs) and incentive stock options (ISOs) during the period beginning on December 7, 2011 and ending on December 7, 2020, as to an additional one-third (rounded to the nearest whole number) of the Option Stock granted as NQs and ISOs during the period beginning on December 7, 2012 and ending on December 7, 2020, and as to the balance of the Option Stock granted as NQs and ISOs during the period beginning on December 7, 2013 and ending on December 7, 2020, and only during those periods, provided that:
(a)	if you die while an Employee (as defined in the Plan), your estate, or any person who acquires the Options by bequest or inheritance, may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death (even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter; and
(b)	if your employment by the Corporation terminates other than by death, then:
(i)	if your retirement or other termination date is before December 7, 2011, the Options will terminate on your retirement or other termination and may not be exercised at any time;
(ii)	if your employment by the Corporation is terminated for “cause” (as reasonably determined by the Corporation applying the definition in this Agreement), the Options will immediately terminate upon your termination and may not be exercised at any time;
(iii)	if your employment by the Corporation terminates on or after December 7, 2011 by reason of your retirement under a retirement plan of Rockwell Automation, or under a retirement plan of a subsidiary or affiliate of Rockwell Automation, and if you immediately begin either to receive pension payments under any such retirement plan or to receive retiree medical benefits, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period starting on the date you would otherwise have become entitled to exercise the part of the Options so exercised and ending on the fifth anniversary of your retirement date; and
(iv)	if your employment by the Corporation terminates on or after December 7, 2011 for any reason not specified in subparagraph (a) or in clauses (ii) or (iii) of this subparagraph (b), you (or if you die after your termination date, your estate or any person who acquires the Options by bequest or inheritance) may thereafter exercise the Options within (and only within) the period ending three months after your termination date but only to the extent they were exercisable on your termination date.

For purposes of this Section 2, “cause” means any of the following: (i) your commission of an act of theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any documents or records of the Corporation; (ii) your material failure to comply with the Corporation’s code of conduct or other policies; (iii) your breach of any obligation under any agreement between you and the Corporation; (iv) your unauthorized use, misappropriation, destruction or diversion of any asset of the Corporation; (v) any intentional act of yours that is injurious to the Corporation’s reputation, financial condition or business, or which otherwise is injurious to employees, clients, or suppliers of the Corporation; (vi) your repeated failure or inability to perform the duties and/or responsibilities of your position; or (vii) your conviction of, or plea of no contest to, any felony or criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs your ability to perform your duties with the Corporation, as determined by the Corporation.
For purposes of this Section 2, if you receive severance payments in connection with your separation from the Corporation, you will be treated as not having terminated your employment with the Corporation until the last date on which you are entitled to receive severance payments from the Corporation, at which time your employment by the Corporation will be deemed terminated.
In no event will the provisions of the foregoing subparagraphs (a) and (b) extend to a date after December 7, 2020 the period during which the Options may be exercised.
Notwithstanding any other provision of this Agreement, (x) if (A) a Change of Control occurs, (B) all Options that are outstanding are assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation and (C) within two years of such Change of Control your employment is terminated (1) by reason of death or disability, (2) by you for a Change of Control Good Reason (as defined in the Plan) or (3) by the Corporation other than for Cause (as defined in the Plan) or (y) if (A) a Change of Control occurs and (B) all Options that are outstanding are not assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation, all Options then outstanding (and, in the case of clause (x), any substituted awards of options) will immediately become vested and fully exercisable, whether or not then otherwise exercisable in accordance with their terms.
12.	Exercise Procedure
(a)	To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) must first obtain authorization from Rockwell Automation’s Office of the Secretary by submitting a Notice of Exercise Form to Rockwell Automation’s Office of the Secretary (Attention: Stock Option Administration; facsimile number (414) 382-4013) or by other means acceptable to the Secretary of Rockwell Automation, and then contact the stock option administrator, Charles Schwab, by using the Customer Service Center as follows:
(i)	contact the Customer Service Center by calling (877) 804-3529, Monday through Friday 9 a.m. to 9 p.m., ET, and follow the instructions provided;
(ii)	the Customer Service Center confirms the Option transaction;
(iii)	full payment of the exercise price for the Option Stock to be purchased on exercise of the Options may be made:
•	by check (wire) to your Charles Schwab account; or
•	in already-owned Stock; or

•	in a combination of check (wire) to your Charles Schwab account and Stock; or
•	by authorizing Charles Schwab or a third party approved by Rockwell Automation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Options; and
(iv)	in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as Charles Schwab or the Secretary of Rockwell Automation shall require to establish to their satisfaction that the person seeking to exercise the Options is entitled to do so.
(b)	An exercise of the whole or any part of the Options shall be effective:
(i)	if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price for the Option Stock entirely by check (wire), upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iv) herein; and
(ii)	if you elect (or after your death, the person entitled to exercise the Options elects) to pay the exercise price of the Option Stock in Stock or in a combination of Stock and check, upon (A) completion of your transaction by using the Customer Service Center and full payment of the exercise price (as described in Section 3(d) herein) and withholding taxes (if applicable) are received by Charles Schwab within three (3) business days following the exercise; and (B) receipt of any documents required pursuant to Section 3(a)(iv) herein.
(c)	If you choose (or after your death, the person entitled to exercise the Options chooses) to pay the exercise price for the Option Stock to be purchased on exercise of any of the Options entirely by check, payment must be made by:
•	delivering to Charles Schwab a check (wire) in the full amount of the exercise price of such Option Stock; or
•	arranging with a stockbroker, bank or other financial institution to deliver to Charles Schwab full payment, by check or (if prior arrangements are made with Charles Schwab) by wire transfer, of the exercise price of such Option Stock.
In either event, in accordance with Section 3(e) herein, full payment of the exercise price for the Option Stock purchased must be made within three (3) business days after the exercise has been completed through the Customer Service Center.

(d)	(i)	If you choose (or after your death, the person entitled to exercise the Options chooses) to use already-owned Stock to pay all or part of the exercise price for the Option Stock to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must deliver to Charles Schwab an Exercise Request and Attestation Form and cash representing one share, per grant exercised, to settle the rounding of the exercise costs. To perform such a stock swap transaction or a partial swap transaction, the Exercise Request and Attestation Form must be submitted via fax (720) 785-8884 by 4 PM ET on the date of exercise. Any questions concerning a stock swap transaction should be referred to (877) 636-7551 (Stock Option Administration Group Hotline). The Exercise Request and Attestation Form must attest to your ownership of Stock representing:
•	at least the number of shares of Stock whose value, based on the Fair Market Value (as defined in the Plan) on the day you have exercised your Options through the Customer Service Center, equals the exercise price for the Option Stock; or
•	any lesser number of shares of Stock you desire (or after your death, the person entitled to exercise the Options desires) to use to pay the exercise price for such Option Stock and a check in the amount of such exercise price less the value of the Stock to which you are attesting, based on the Fair Market Value on the day you have exercised your Options through the Customer Service Center.
(ii)	If you choose (or after your death, the person entitled to exercise the Options chooses) to use Stock acquired upon exercise of the Options to pay all or part of the exercise price for the remaining Option Stock to be purchased on exercise of any of the Options, you (or after your death, the person entitled to exercise the Options) must contact the Customer Service Center at (877) 804-3529.
(v)	Charles Schwab will advise you (or any other person who, being entitled to do so, exercises the Options) of the exact number of shares of Stock, valued in accordance with Section 4(a)(ii) of the Plan at their Fair Market Value on the date of exercise, and any funds required to pay in full the exercise price for the Option Stock purchased. In accordance with Section 3(e) herein, you (or such other person) must pay, by check, in Stock or in a combination of check and Stock, any balance required to pay in full the exercise price of the Option Stock purchased within three (3) business days after the exercise has been completed through the Customer Service Center.
(vi)	Notwithstanding any other provision of this Stock Option Agreement, the Secretary of Rockwell Automation may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Stock pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.
(e)	An exercise completed through the Customer Service Center, whether or not full payment of the exercise price for the Option Stock is received by Charles Schwab, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and conclude that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date). By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Charles Schwab in full the exercise price for the Option Stock, that payment being by check, wire transfer, in Stock or in a combination of check and Stock, on or before the third business day after the date on which you complete the exercise through the Customer Service Center. If such payment is not made, you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation, in its discretion, to set off against salary payments or other amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for such Option Stock remaining unpaid thereafter.
(f)	An Exercise Confirmation representing the number of shares of Option Stock purchased will be issued the third business day (i) after Charles Schwab has received full payment therefor or (ii) at Rockwell Automation’s or Charles Schwab’s election in their sole discretion, after Rockwell Automation or Charles Schwab has received (x) full payment of the exercise price of the Option Stock and (y) any reimbursement in respect of withholding taxes due pursuant to Section 5 herein.
13.	Transferability
The Options are not transferable by you otherwise than by will or by the laws of descent and distribution. During your lifetime, only you are entitled to exercise the Options.
14.	Withholding
Rockwell Automation, your employer and Charles Schwab shall have the right, in connection with the exercise of the Options in whole or in part, to deduct from any payment to be made by Rockwell Automation or Charles Schwab under the Plan an amount equal to the taxes required to be withheld by law with respect to such exercise or to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any such taxes so required to be withheld. By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell Automation or Charles Schwab elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within three (3) business days after the completion of the Option exercise. If such payment is not made, Rockwell Automation, in its discretion, shall have the same right of set-off with respect to payment of the withholding taxes in connection with the exercise of the Option as provided under Section 3(e) herein with respect to payment of the exercise price.
15.	Headings
The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.
16.	References
All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option Terms and Conditions unless otherwise specifically provided.

17.	Entire Agreement
This Stock Option Agreement and the Plan embody the entire agreement and understanding between Rockwell Automation and you with respect to the Options, and there are no representations, promises, covenants, agreements or understandings with respect to the Options other than those expressly set forth in this Stock Option Agreement and the Plan.
18.	Applicable Laws and Regulations
This Stock Option Agreement and Rockwell Automation’s obligation to issue Option Stock hereunder are subject to applicable laws and regulations, as well as Rockwell Automation’s insider trading policies.
Exhibit 1 Notice of Exercise Form

NOTICE OF EXERCISE FORM
FOR OFFICERS

To:	Rockwell Automation, Inc. Office of the Secretary 1201 South Second Street E-7F19 Milwaukee, WI 53204 Fax No. (414) 382-8487
1. OPTIONS EXERCISED: Subject to the terms and conditions of the Stock Option Agreement dated December 7, 2010, with Rockwell Automation, Inc. (Rockwell Automation), I hereby exercise the following stock option(s) granted thereunder:

Date of Grant	Number of Shares	Exercise Price	Total Purchase Price
		$	$
		$	$
		$	$
2. PAYMENT: The following must be received by Charles Schwab & Co. Inc. (Charles Schwab) within three business days following the date of exercise:
•	A check payable to the Rockwell Automation Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Automation Employee Stock Option Program in the amount of the Total Purchase Price of the above-itemized stock option(s); or
•	A number of shares of Rockwell Automation Common Stock surrendered or sold to pay the Total Purchase Price of the above-itemized stock option(s); or
•	A combination of (i) a check payable to the Rockwell Automation Employee Stock Option Program or a wire transfer to Charles Schwab for credit to the Rockwell Automation Employee Stock Option Program, and (ii) a number of Shares surrendered or sold; which together amount to the Total Purchase Price of the above-itemized stock option(s).
If full payment of the Total Purchase Price of the stock option(s) listed in Item 1 is not delivered within three (3) business days after the exercise date, Rockwell Automation is authorized forthwith to set off the balance due against any amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.
This Stock Option Exercise may not be revoked or changed after delivery of this form, properly completed, dated and signed, to Rockwell Automation whether or not payment accompanies this form and whether this form is dated before, on or after the date of such receipt.

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